UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 30, 2006
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000 — 30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West Minnetonka, Minnesota (Address of principal executive offices)		55343 (Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
American Medical Systems Holdings, Inc. is furnishing in Exhibit 99.1 to this Form 8-K updated unaudited historical revenue information for Laserscope’s urology business for 2005 and the first three quarters of 2006.
The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
      (a) Financial Statements of Businesses Acquired.
           Not Applicable.
      (b) Pro Forma Financial Information.
           Not Applicable.
      (c) Exhibits.

Exhibit No.	Description
99.1	Historical Revenue Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: October 30, 2006	By:	/s/ Jill D. Burchill
Jill D. Burchill
Interim Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Historical Revenue Information

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